SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   October 28, 2004
                                                            ------------------

                          WaveRider Communications Inc.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                     0-25680                   33-0264030
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
               (Address of principal executive offices) (Zip Code)

                                 (416) 502-3200
                         (Registrant's telephone number,
                              including area code)



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02.  RESIGNATION OF DIRECTORS

         On October 28, 2004 and November 1, 2004, Messrs. Wing and Curry resigned from the board of directors of WaveRider Communications Inc. In tendering their resignations, neither Mr. Curry nor Mr. Wing expressed any disagreement with the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WAVERIDER COMMUNICATIONS INC.



                                By:  /s/ D. Bruce Sinclair
                                     ------------------------------------------
                                     D. Bruce Sinclair, Chief Executive Officer



Date:    November 3, 2004